SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 1999

                                      NSF

                                  (Depositor)

  (Issuer in respect of Home Equity Asset Backed Certificates, Series 1999-2)

                (Exact name of registrant as specified in charter)

Delaware                      333-79283-02                  13-4091951
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



1285 Avenue of the Americas, New York, NY                   10019
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 212-713-2000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      NSF
                     Home Equity Asset Backed Certificates
                                 Series 1999-2

On December 25, 1999, The Bank of New York, as Trustee for NSF, Home Equity Asset Backed Certificates Series 1999-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among NSF as Depositor, New South Federal Savings Bank, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of NSF, Home Equity Asset Backed Certificates Series 1999-2 relating to the distribution date of December 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 1999


                                      NSF


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 1999


                             Payment Date: 12/25/99


          ------------------------------------------------------------
                         New South Federal Savings Bank
              Home Equity Asset Backed Certificates, Series 1999-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         87,000,000.00    6.722500%     1,097,537.61    406,151.04    1,503,688.66       0.00       0.00
                        A2         22,000,000.00    7.130000%             0.00          0.00            0.00       0.00       0.00
                        A3         47,000,000.00    7.310000%             0.00          0.00            0.00       0.00       0.00
                        A4         29,000,000.00    7.590000%             0.00          0.00            0.00       0.00       0.00
                        A5         20,155,000.00    7.780000%             0.00          0.00            0.00       0.00       0.00
                        A6         23,500,000.00    7.530000%             0.00          0.00            0.00       0.00       0.00
                        B           6,345,000.00    9.230000%             0.00          0.00            0.00       0.00       0.00
Residual                R1                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R2                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R3                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        235,000,000.00     -            1,097,537.61    406,151.04    1,503,688.66     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         85,902,462.39              0.00
                                A2         22,000,000.00              0.00
                                A3         47,000,000.00              0.00
                                A4         29,000,000.00              0.00
                                A5         20,155,000.00              0.00
                                A6         23,500,000.00              0.00
                                B           6,345,000.00              0.00
Residual                        R1                  0.00              0.00
                                R2                  0.00              0.00
                                R3                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        233,902,462.39     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/99


          ------------------------------------------------------------
                         New South Federal Savings Bank
              Home Equity Asset Backed Certificates, Series 1999-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     87,000,000.00     6.722500% 64880MAH5    12.615375      4.668403    987.384625
                           A2     22,000,000.00     7.130000% 64880MAJ1     0.000000      0.000000  1,000.000000
                           A3     47,000,000.00     7.310000% 64880MAK8     0.000000      0.000000  1,000.000000
                           A4     29,000,000.00     7.590000% 64880MAL6     0.000000      0.000000  1,000.000000
                           A5     20,155,000.00     7.780000% 64880MAM4     0.000000      0.000000  1,000.000000
                           A6     23,500,000.00     7.530000% 64880MAN2     0.000000      0.000000  1,000.000000
                           B       6,345,000.00     9.230000% 64880MAP7     0.000000      0.000000  1,000.000000
Residual                   R1              0.00     0.000000% N/A           0.000000      0.000000      0.000000
                           R2              0.00     0.000000% N/A           0.000000      0.000000      0.000000
                           R3              0.00     0.000000% N/A           0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     235,000,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                         New South Federal Savings Bank
              Home Equity Asset Backed Certificates, Series 1999-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       177,195,008.07   177,195,008.07
Loan count                   2749             2749
Avg loan rate           9.914201%             9.91
Prepay amount          691,182.12       691,182.12

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        74,232.63        74,232.63
Sub servicer fees            0.00             0.00
Trustee fees               965.02           965.02


Agg advances                  N/A              N/A
Adv this period         98,523.54        98,523.54

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,563,900.16     3,563,900.16
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            235,000,000.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         118                 9,259,947.27
60 to 89 days                          21                 2,212,960.52
90 or more                             11                 1,124,116.55
Foreclosure                             1                    84,877.50

Totals:                               151                12,681,901.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            1,503,688.66          1,503,688.66
Principal remittance amount            1,097,537.61          1,097,537.61
Interest remittance amount               406,151.04            406,151.04